SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 26, 2008

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  260-459-3553

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

This current report on Form 8-K is being filed to set forth the audited consolidated financial statements of OmniSource Corporation and subsidiaries as of September 30, 2007 and September 30, 2006 and for each of the three fiscal years in the period ended September 30, 2007.

All required historical financials statements are hereby incorporated by reference from Exhibit 99.1 attached hereto and filed herewith.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit Number	Description

23.1	Consent of independent registered public accounting firm.

23.2	Consent of independent auditors.

99.1

Audited consolidated financial statements of OmniSource Corporation and subsidiaries as of September 30, 2007 and September 30, 2006 and for each of the three fiscal years in the period ended September 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

	By:	/s/	Theresa E. Wagler
Date: March 26, 2008			Theresa E. Wagler
Title: Chief Financial Officer